SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                       September 6, 2000 (August 30, 2000)



                           NEWMONT MINING CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                     1-1153                13-2526632
--------------------------------------------------------------------------------
 (State or Other Jurisdiction   (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                  Identification No.)



1700 Lincoln Street, Denver, Colorado                              80203
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (303) 863-7414
                                                           --------------

ITEM 5.  OTHER EVENTS.

            On August 30, 2000, the Board of Directors of our Company, Newmont Mining Corporation, a Delaware corporation, adopted amended and restated By-Laws which are attached in an exhibit hereto.

            On August 31, 2000, the Board of Directors of our Company declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $1.60 per share. The dividend is payable on September 11, 2000 to the stockholders of record on September 11, 2000. These rights will replace our existing preferred share purchase rights that will expire on September 11, 2000.

            Our Board has adopted this Rights Agreement to protect stockholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group which acquires 15% or more of our outstanding common stock without the approval of our Board. The Rights Agreement should not interfere with any merger or other business combination approved by our Board.

            For those interested in the specific terms of the Rights Agreement as made between our Company and ChaseMellon Shareholder Services LLC, as the Rights Agent, on August 31, 2000, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which is incorporated herein by reference.

THE RIGHTS. Our Board authorized the issuance of a Right with respect to each outstanding share of common stock on September 11, 2000. The Rights will initially trade with, and will be inseparable from, the common stock. The Rights are evidenced only by certificates that represent shares of common stock. New Rights will accompany any new shares of common stock we issue after September 11, 2000 until the Distribution Date described below.

EXERCISE PRICE. Each Right will allow its holder to purchase from our Company one one-thousandth of a share of Series A Junior Participating Preferred Stock ("Preferred Share") for $100, once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

EXERCISABILITY.  The Rights will not be exercisable until

o 10 days after the public announcement that a person or group has become an "Acquiring Person" by obtaining beneficial ownership of 15% or more of our outstanding common stock, or, if earlier,

o 10 business days (or a later date determined by our Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

            We refer to the date when the Rights become exercisable as the "Distribution Date." Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person are void and may not be exercised.

            Our Board may reduce the threshold at which a person or group becomes an Acquiring Person from 15% to not less than 10% of the outstanding common stock.

CONSEQUENCES OF A PERSON OR GROUP BECOMING AN ACQUIRING PERSON.

o FLIP IN. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $100, purchase shares of our common stock with a market value of $200, based on the market price of the common stock prior to such acquisition.

o FLIP OVER. If our Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person may, for $100, purchase shares of the acquiring corporation with a market value of $200 based on the market price of the acquiring corporation's stock, prior to such merger.

PREFERRED SHARE PROVISIONS.

Each one one-thousandth of a Preferred Share, if issued:

o  will not be redeemable.

o will entitle holders to quarterly dividend payments of $0.001 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater.

o will entitle holders upon liquidation either to receive $1 per share or an amount equal to the payment made on one share of common stock, whichever is greater.

o  will have the same voting power as one share of common stock.

o if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-thousandth interest in a Preferred Share should approximate the value of one share of common stock.

EXPIRATION.  The Rights will expire on September 11, 2010.

REDEMPTION. Our Board may redeem the Rights for $0.001 per Right at any time before any person or group becomes an Acquiring Person. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.001 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

EXCHANGE. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

ANTI-DILUTION PROVISIONS. Our Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or common stock. No adjustments to the Exercise Price of less than 1% will be made.

AMENDMENTS. The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. However, our Board may not amend the Rights Agreement to lower the threshold at which a person or group becomes an Acquiring Person to below 10% of our outstanding common stock. In addition, the Board may not cause a person or group to become an Acquiring Person by lowering this threshold below the percentage interest that such person or group already owns. After a person or group becomes an Acquiring Person, our Board may not amend the agreement in a way that adversely affects holders of the Rights.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)  Exhibits.

            Exhibit No.    Description
            -----------    -----------
            3(b)           By-Laws as amended through August 30, 2000 and
                           adopted August 30, 2000.
            4.1            Rights Agreement, dated as of August 31, 2000,
                           between Newmont Mining Corporation and
                           ChaseMellon Shareholder Services LLC, as Rights
                           Agent, which includes the form of Certificate of Designations of Series A Junior Participating
                           Preferred Stock of the Company as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C (incorporated by reference to Exhibit 4.1 to the Company's Registration
                           Statement on Form 8-A filed on September 6,
                           2000).

            99.1 Press release, dated August 31, 2000, issued by the Company.

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEWMONT MINING CORPORATION

Dated:  September 6, 2000          By: /s/ Timothy J. Schmitt
                                       ---------------------------------
                                   Name:    Timothy J. Schmitt
                                   Title:   Vice President and Secretary

                                  EXHIBIT INDEX

            Exhibit No.    Description
            -----------    -----------

            3(b) By-Laws as amended through August 30, 2000 and adopted August 30, 2000.
            4.1 Rights Agreement, dated as of August 31, 2000, between Newmont Mining Corporation and ChaseMellon Shareholder Services LLC, as Rights Agent, which includes the form of Certificate of Designations of Series A Junior Participating Preferred Stock of the Company as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 8-A filed on September 6,
                           2000).

            99.1 Press release, dated August 31, 2000, issued by the Company.